                                                                    EXHIBIT 99.1

                             SUN MICROSYSTEMS, INC.
                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                    (In thousands, except per share amounts)

                                                         THREE MONTHS
                                                             ENDED                     FISCAL YEAR ENDED
                                                          (unaudited)
                                                  --------------------------      --------------------------
                                                  June 30,          June 30,        June 30,       June 30,
                                                    1999              1998           1999            1998
                                                  --------------------------      --------------------------
Net revenues                                      $3,514,645      $2,881,065      $11,726,297     $9,790,840

Costs and expenses:
  Cost of sales                                    1,688,289       1,392,636        5,648,360      4,693,336
  Research and development                           352,611         279,166        1,262,517      1,013,782
  Selling, general and administrative                909,912         792,715        3,172,955      2,777,264
  In-process research and development                      0          14,100          120,700        176,384
                                                   ---------       ---------       ----------      ---------
     Total costs and expenses                      2,950,812       2,478,617       10,204,532      8,660,766
                                                   ---------       ---------       ----------      ---------
Operating income                                     563,833         402,448        1,521,765      1,130,074

Interest income, net                                  25,908          12,958           83,924         46,092
                                                   ---------       ---------       ----------      ---------
Income before income taxes                           589,741         415,406        1,605,689      1,176,166

Provision for income taxes                           194,571         142,418          574,355        413,304
                                                   ---------       ---------       ----------      ---------
Net income                                          $395,170        $272,988       $1,031,334       $762,862
                                                   =========       =========       ==========      =========
Net income per common
  share - basic                                        $0.51           $0.36            $1.35          $1.02
                                                   =========       =========       ==========      =========
Net income per common
  share - diluted                                      $0.48           $0.35            $1.27          $0.97
                                                   =========       =========       ==========      =========
Shares used in the calculation
  of net income per share
  - basic                                            773,900         748,898          765,853        747,456
                                                   =========       =========       ==========      =========
Shares used in the calculation
  of net income per share
  - diluted                                          827,695         788,256          814,241        788,548
                                                   =========       =========       ==========      =========

                             SUN MICROSYSTEMS, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (In thousands)



                                                 JUNE 30,        JUNE 30,
                                                   1999            1998
                                                 --------        --------
ASSETS

Current assets:

  Cash, cash equivalents and short-term
  investments                                   $2,665,051      $1,298,452

  Accounts receivable, net                       2,286,911       1,845,765

  Inventories                                      307,873         346,446

  Other current assets                             856,515         656,862
                                                ----------      ----------
     Total current assets                        6,116,350       4,147,525

Property, plant and equipment, net               1,608,921       1,300,612

Other assets, net                                  695,081         262,925
                                                ----------      ----------
                                                $8,420,352      $5,711,062
                                                ==========      ==========

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:

  Short-term borrowings                             $1,646          $7,169

  Accounts payable                                 753,838         495,603

  Accrued liabilities                            1,646,565       1,166,491

  Income taxes payable                             402,813         188,641

  Other current liabilities                        422,115         264,967
                                                ----------      ----------
     Total current liabilities                   3,226,977       2,122,871

Long-term debt and other obligations               381,595          74,563

Stockholders' equity                             4,811,780       3,513,628
                                                ----------      ----------
                                                $8,420,352      $5,711,062
                                                ==========      ==========

                             SUN MICROSYSTEMS, INC.
              PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                      EXCLUDING ACQUISITION-RELATED CHARGES
                    (In thousands, except per share amounts)

                                                THREE MONTHS ENDED                FISCAL YEAR ENDED
                                                    (unaudited)                      (unaudited)
                                            -------------------------        ---------------------------
                                             June 30,       June 30,           June 30,       June 30,
                                               1999           1998              1999           1998
                                            ----------     ----------        -----------     ----------
Net revenues                                $3,514,645     $2,881,065        $11,726,297     $9,790,840

Costs and expenses:
Cost of sales                                1,688,289      1,392,636          5,648,360      4,693,336
Research and development                       352,611        279,166          1,262,517      1,013,782
Selling, general and administrative            909,912        792,715          3,172,955      2,777,264
                                            ----------     ----------        -----------     ----------
   Total costs and expenses                  2,950,812      2,464,517         10,083,832      8,484,382
                                            ----------     ----------        -----------     ----------
Operating income                               563,833        416,548          1,642,465      1,306,458

Interest income, net                            25,908         12,958             83,924         46,092
                                            ----------     ----------        -----------     ----------
Income before income taxes                     589,741        429,506          1,726,389      1,352,550

Provision for income taxes                     194,571        141,737            569,664        446,333
                                            ----------     ----------        -----------     ----------
Net income                                    $395,170       $287,769         $1,156,725       $906,217
                                            ==========     ==========        ===========     ==========
Net income per common
share - basic                                    $0.51          $0.38              $1.51          $1.21
                                            ==========     ==========        ===========     ==========
Net income per common
share - diluted                                  $0.48          $0.37              $1.42          $1.15
                                            ==========     ==========        ===========     ==========
Shares used in the calculation
of net income per share
- basic                                        773,900        748,898            765,853        747,456
                                            ==========     ==========        ===========     ==========
Shares used in the calculation
of net income per share
- diluted                                      827,695        788,256            814,241        788,548
                                            ==========     ==========        ===========     ==========

Notes: The above pro forma amounts have been adjusted to eliminate acquisition-related charges of $14.1 million, $120.7 million, and $176.4 million for in-process R&D and the related income tax effects for the three months ended June 30, 1998, and the twelve months ended June 30, 1999 and 1998, respectively.